UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2024
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

EXPLANATORY NOTE

PetMed Express, Inc., a Florida corporation (the “Company”), previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 3, 2024 (the “Initial Report”) disclosing, among other things, the adoption of a shareholder rights plan and the related entry into a Rights Agreement, dated as of December 3, 2024 (the “Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company, as rights agent, and (ii) the adoption of Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”) designating the rights, preferences, and privileges of 100,000 shares of a new series of the Company’s preferred stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock. After filing the Initial Report, the Company determined that the copies of the Rights Agreement and Articles of Amendment filed as exhibits to the Initial Report were not the final executed copies of such exhibits. This Amendment No. 1 to Current Report on Form 8-K is being filed to solely replace in their entirety the (i) the Articles of Amendment filed as Exhibit 3.1 to the Initial Report and (ii) the Rights Agreement filed as Exhibit 4.1 to the Initial Report, in each case to correct such technical error.

Except for this Explanatory Note and the replacement of Exhibits 3.1 and 4.1 in their entirety, all other disclosures and exhibits to the Initial Report remain unchanged, and this Amendment No. 1 should be read in connection with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1*
Articles of Amendment to the Amended and Restated Articles of Incorporation, dated December 3, 2024 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 3, 2024).

4.1*
Rights Agreement, dated December 3, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (which includes the Form of Right Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 3).

99.1#	Press Release issued by the Company on December 3, 2024.
104#	Cover Page Interactive Data File (formatted as Inline XBRL)

*Filed Herewith

#Filed as an exhibit to the Initial Report
* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 18, 2024

PETMED EXPRESS, INC.
By:	/s/ Sandra Compos
Name:	Sandra Campos
Title:	Chief Executive Officer and President
3